August 2004 www.ctscorp.com Exhibit 99.1

CTS Corporation

CTS Corporation EMS Operations Global Operations Electronic Components Automotive Sensors

Business Model Profitability Growth Corporate Strategies Seek high-growth niche markets Focus on "design to purpose" products and services Leverage technology to create differentiated products Grow through product and market extensions Core Strengths Application engineering Materials technology Manufacturing execution Low-cost production Continuous product cost reduction Global footprint

Segments Automotive Communications Mobile Computer Communications Infrastructure Other Segments and Markets Electronic Components and Sensors Electronics Manufacturing Services Markets 55% 45% 8% 41% 10% 26% 15% 2003

Five-Year Business Growth Targets Automotive Sensors Electronic Components Electronics Manufacturing Services 14 - 21% 3 - 6% 6 - 12% 7 - 10% 3 - 6% 6 - 12% 7 - 13% Market Growth Sales Growth Overall Product/Market Area $700 - $750 million in sales 8 - 10 % Operating Earnings as % of Sales Gross Margins Flat Improving Flat Improving

Automotive Sensors Growth Strategy Aggressively expand product base. Leverage product/market strength into Asian market. Broaden customer base. 2002 2007 $116 M $240+ M Double Sales in Five Years! Sales Growth Unit growth ( N.A. & Eur.) 1 - 3 % Content growth ($/vehicle) 10 - 12 % Asian expansion 3 - 6 % Total (CAGR) 14 - 21%

Growing Sensor Content 2001 2007 East 125 175 2001 2007 East 2.14 3.75 40% 75% Worldwide Market Sensor $ Content / Car Worldwide CTS Sensor $ Content / Car Eight new product categories in development pipeline. Growing customer penetration in Europe, Asia and with North American transplants.

Belt Tension Sensor Won 15 Platforms U.S. regulations require 100% of all new light vehicles to have enhanced occupancy sensing systems by 2006. CTS' Belt Tension Sensor provides superior measurement accuracy 2003 2004 2005 2006 2007 SAM 12.5 47 78 81 81 CTS Target Sales 1.9 11.5 19.9 22.3 24.2 Captured 1.9 11.3 15.7 16.3 17.2 Served Available Market $12.5 $47.0 $78.0 $81.0 $81.0

Accelerator Pedal Module 2003 2004 2005 2006 2007 2008 SAM 83.3 122.4 159.3 187.1 212.7 217.1 CTS Target Sales 8.8 13.3 27 52.5 69.5 79.4 Captured 8.8 13.3 24 38.1 42.3 43.1 Trend to "integrated pedals" $ in millions Won 22 Platforms. $83.3 $122.4 $159.3 $187.1 $212.7 $217.1 Served Available Market CTS Accelerator Pedal Modules Offer Performance, Quality and Cost Advantages

Manifold Actuator Winning Positions on New Engines Trend toward active manifolds driven by: Lower emissions requirements. Improved vehicle performance. 30% of North American vehicles will have active manifolds by 2007. 2003 2004 2005 2006 2007 2008 SAM 41 45 64 90 98 106 CTS Target Sales 3.6 3.6 5.4 14.2 19 21.1 Captured 3.6 3.6 5.4 9 11.6 12.7 CTS' innovative solution provides performance and reliability advantages. $41.0 $45.0 $64.0 $90.0 $98.0 $106.0 Served Available Market

Automotive Business Expansion in Asia Started Throttle Position Sensor Production in Taiwan (2002) 2001 2002 2003 Units 0.8 1.4 2.3 China Light Vehicle Sales Started Accelerator Pedal and Fuel Sensor Assembly Production in China (2004) Light Vehicle Sales in China Expected to Grow To 5.6 Million Units By 2010

Communications Components - Infrastructure Growth Move up the Value Chain; Components to Modules Extend the Component Portfolio Exploit Weakened Competitive Field Leverage Low-Cost Manufacturing Capability in Asia CAGR 33% CTS Sales Total Frequency Products Strategy

Communications Components - Infrastructure Growth 2002 2003 15.6 17.9 2002 2003 New Design Wins 2 33 New Design Wins Value-Added Modules Growing Share In Custom Frequency Products 15% Growth New Module Products Winning in the Market

In production for over 50 different platforms. Production pending on 60 more. 130 Design Wins ClearONE(tm) Terminators 2003 2004 2005 2006 2007 2008 ClearOne 4.4 7 10 15 16 17 $ in Millions CTS Target Sales Integrated termination and filtering offers performance, size and cost advantages.

New Products Driving Growth 2002 2003 2004 2005 2006 Q3 Q4 Q5 Actual 5.2 19.1 0 0 Forecast 39.6 81.4 137.1 Forecast Actual Belt Tension Sensors Integrated Accelerator Pedals Manifold Actuators Small Engine Throttle Position Sensors Turbocharger Sensors Frequency Modules ClearONE(tm) Terminators Pointing Stick Modules and Touchpads Expected to Contribute $100 Million in Additional Revenue by 2006 CTS Sales

Electronic Manufacturing Services Global Capability Target high mix/low to medium volume customers. Offer full-service flexibility. Leverage geographic footprint. Global sourcing. Local NPI ? global completion. Strategy Industry-leading Turns and Cash Cycle

EMS Growth 2000 2001 2002 2003 Asia 4.5 10.9 18 40.3 27.1 4.5 11.7 18.4 27.1 CTS Sales In Asia $ in millions Strong Asian Growth 2003 2004 2005 New Customers 3 15 45 $ in millions Target Sales From New Customers 18 new customers in last 12 months Global service model driving growth

Financial Summary

Sales & Adjusted Operating Earnings/(Loss)* Percent of Sales $ in Millions 2002 2003 2004 * Excludes all restructuring and related one-time charges, asset impairments, and unusual gains. New Products Driving Double-Digit (+16%) Sales Growth, Contributing to Earnings Improvement.

Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 -5.7 -0.06 -0.08 -0.41 0.02 0.02 0.06 0.17 0.11 0.07 0.19 Improving Financial Performance 2002 2003 * Excludes all restructuring and related one-time charges, asset impairments, and unusual gains. EPS Trending Upward From Revenue Growth, Product Mix Management and Cost Containment. 2004 ($0.11) ($0.07) $0.00 $0.02 $0.02 $0.06 $ 0.05 $0.11 $0.07 $0.13 Adjusted EPS*: Earnings Per Share (GAAP)

Cost Structure Overhaul Other 28% Interest 10% Salary/Fringes 50% Depreciation 12% East 28 10 50 12 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Fixed Costs Reduced by $108M Per Year Other 23% Depreciation 20% Interest 7% Salary/Fringes 50% Breakeven Revenue Point Reduced to $440M Per Year Q1 Q2 Q2 2001 2002 $ in Millions 34% 43% Breakeven Revenue Fixed Costs 63 54 47 126 110 167 155 Current 36

Cost Structure Management (Excluding Acquisitions) Components & Sensors EMS 2003 0.55 0.45 Components & Sensors EMS 2007-2008 0.5 0.5 EMS 45% Components & Sensors 55% EMS 50% Components & Sensors 50% 2003* Mfg. Cost 0.791 SG&A/R&D 0.169 0 Operating Earnings 0.04 2007-2008 Target Mfg. Cost 0.77 SG&A/R&D 0.14 Operating Earnings 0.09 Mfg. Cost SG&A/R&D Op Earnings * Excluding Restructuring Charge ($4.6M) and Income Tax Credit of $7.9M Target Cost Structure 1.7% 6.0% Net Earnings Key Drivers Improved product mix within Components and Sensors segment. Operating expenses increase at half the rate of revenue growth (5% vs. 10%). Lower depreciation is offset by lower pension income. 2003 2007-2008 $463M $700M - $750M (Organic Growth Only) Sales

Balance Sheet Management 1999 2000 2001 2002 2003 2004F 2005F Adjusted Working Capital 0.049 0.138 0.134 0.028 0.02 0.0375 0.045 Capital Expenditures Target Range 5% 3% Controllable Working Capital Within Target Range of 10% - 13% of Sales Capital Expenditures Within Target Range of 3% - 5% of Sales '97 '98 '99 '00 '01 '02 '03 Q1 '04 Q2 '04 Adjusted Working Capital 0.162 0.17 0.2 0.173 0.14 0.121 0.112 0.129 0.114 Controllable Working Capital* Target Range 13% 10% * Controllable Working Capital Defined as Accounts Receivable + Inventories - Accounts Payable.

Balance Sheet Management Strong Cash Position Leverage Ratio Within Target Range of 20% - 30% Full Bank Revolving Facility ($55 Million) Available Low Fixed Coupon and Balanced Maturities Conv Senior Debt Conv Sub Debt Equity Adjusted Working Capital 0.16 0.06 0.78 Debt Structure Total Debt to Capitalization 2000 2001 2002 2003 2004 Fcst. Cash 20.6 13.3 9.2 25.3 69.7 Debt 174.8 139.2 86.2 50.6 24% 0.442 0.386 0.265 0.205 0.228 Year End 195.4 152.5 95.4 75.9 93.7 $ in Millions Total Debt Cash

1 2.8 0.6 1.105 2.9 0.71 0.8 2.9 1.32 ROA 0.04 0.052 0.029 0.061 0.03 0.0904 0.125 0.055 0.091 = 2004 Projected = 2003 Actual Return on Assets by Segment CTS: 4% 12% ROA Line (Op Earnings) Note: ROA is based on Adjusted Operating Earnings excluding all restructuring and one-time charges, asset impairments, and unusual gains. Assets are based on average assets, excluding cash. ROA is based on annualized quarterly earnings. Comp & Sensors: 2% CTS: 7% Comp & Sensors: 6% EMS: 15% EMS: 9% Comp & Sensors: 11% EMS: 16% CTS: 12% = 2007-8 Target

Value Proposition Positioned in high-growth markets. Strong cash generation to fund growth. Leverageable capacity and operating structure allows EPS growth > sales growth. Strong balance sheet and conservative capital structure reduces risk. Positioned to Grow Profitably Growth Strategies are Working

APPENDIX

Revenue Mix By Major Markets Automotive Comm. Comp. Computer Comp. (and other) Interconnect/EMS East 0.15 0.45 0.12 0.28 2000 Automotive Comm. Comp. Computer Comp. (and other) Interconnect/EMS East 0.25 0.25 0.09 0.41 2002

Financial Summary Historically Strong Financial Performer * Data shown excludes all restructuring and related one-time charges, asset impairments, and customer reimbursement and income tax adjustment gains, except adjusted EBITDA which includes the customer reimbursement.

Other Financial Data* - Income Statement

Other Financial Data - Balance Sheet Metrics

Automotive Product Applications PPS Exhaust Gas Recirculation Actuators Seat Position Sensor Throttle Position Sensor & Electronic Throttle Control Pedal Assembly Pedal Position Sensor Belt Tension Sensor Fuel Sender

More than 300 million shipped since 1995 Throttle Position Sensors EGR Sensor World's leading supplier of automotive position sensors - Over 25 million sensors per year Reliability leader in the industry Global manufacturing footprint 20 related patents Key customers: - Borg Warner - Delphi - Magneti Marelli - Pierburg - Visteon Contacting Sensor Products Small Engine TPS Electronic Throttle Sensor

Throttle sensor (on engine) capability 20 related patents Proven semiconductor technology CTS designed and manufactured magnetic circuit Key customers: - Magneti Marelli - Pierburg More than 6 million shipped since 1995 Throttle Position Sensor Non-Contacting Sensor Products Non-Contacting EGR

Fuel Level Sensors Market Drivers & Opportunities Complete Fuel Sensor system management. Growth opportunities outside North America. Non-contacting and "floatless" Fuel Level Sensor. 2003 2004 2005 2006 2007 2008 7.5 8.6 12.5 14.3 16 17 CTS will become a complete Fuel Level Sensor System provider in 2004. Market expansion into China and Europe will provide sales growth beginning 2H04. CTS will add two major customers in 2005. CTS has technology for next generation sensors utilizing either Hall-Effect, Piezoceramic, or Thermal Resistive fuel sensors. Strategy Target Sales

EMS Industry TIER 1 Large/Global > $1B. Optimized to Low Mix - High Volume. Leverage Scale/Purchasing Volume. TIER 2 Medium/ Regional/Global, $200M - $1B. Optimized to High Mix - Med. Volume. Leverage Flexibility. TIER 3/4 Small/Regional < $200M. Optimized to High Mix - Low Volume. Specialty Focus. Large OEMs. Low Mix; High Volume. Very Price Sensitive. Med. - Large OEMs. High Mix; Med. Volume. Price Important. Small - Med. OEMs. Generally Local/Regional. High Mix; Low - Med. Volume. Price Important. EMS Companies Customer Characteristics/Needs

EMS Industry TIER 1 Large/Global > $1B. Optimized to Low Mix - High Volume. Leverage Scale/ Purchasing Volume. TIER 2 Medium/ Regional/Global $200M - $1B. Optimized to High Mix - Med. Volume. Leverage Flexibility TIER 3/4 Small/Regional < $200M. Optimized to High Mix - Low Volume. Specialty Focus. Large OEMs Low Mix; High Volume Very Price Sensitive Med. - Large OEMs. High Mix; Med. Volume. Price Important. Small - Med. OEMs Generally Local / Regional High Mix; Low - Med. Volume Price Important CUSTOMER Characteristics/Needs CTS FOCUS Only Few Players with Global Service EMS Companies Not Optimized For These Customers Too Small / Local For These Customers

Communications - Infrastructure CTS Major Applications Product Development Backplane Design and Assembly PCB Assembly Full System Integration and Test Power, Cable and Fan Assembly Global Logistics, Direct Ship and Repair & Warranty Telecommunications Optical Switch Wireless BTS Internet Access Platform

Frequency Control Products & Applications Wireless Base Station GSM, GPRS, CDMA, WCDMA Telecom Public Network Switching, Routing, Access Metro-Optics & WAN Equipment Double Oven OCXO Timing Reference for CDMA/WCDMA Low Noise OCXO E911 Location Module Timing VCXO Low Noise, High Frequency Base Station and Telecom Network Timing Circuits High Performance Ceramic Filter Base Station Radio Low Cost OCXO GSM Base Station & Telecom Network Timing VCO/PLL Module Base Station Radio Frequency Synthesizer Timing Module Provides Complete Timing Function for Wireless & Telecom Network Equipment Frequency Translators & Jitter Attenuator Modules Provides Timing Information for Telecom Networking

Leaded Leadless Ball Grid Array 50 related patents Thick film technology Molded ceramic reliability Key customers: - Alcatel - Cisco - Hewlett-Packard - Lucent - Teradyne Billions shipped in 30 years of production Resistor Networks Products

Major CTS Competitors PRODUCTS Automotive Sensors Frequency Products - Infrastructure Frequency Products - Mobile Ceramic Duplexer Filters Resistor Networks Electronics Manufacturing Services COMPETITION AEC, Alps, BEI, Bosch, Hella, Panasonic C-MAC, Oak, Raltron, SaRonix, Vectron KDS, KSS, Kyocera, NDK, Toyocom Murata, TDK, UBE BI Tech, Bourns, Vishay Benchmark, C-MAC, Sanmina, Teradyne

Appendix 1 to Exhibit 99.1

CTS Corporation
Reconciliation of Gross Margin Percentage to Adjusted Gross Margin Percentage

	2002
	Q3	Q2	Q1
Gross margin percentage	21.5%	17.9%	20.2%
Charges (credits) to reported gross margin percentage:
Restructuring-related, one-time charges	0.1%	0.4%	0.7%
Customer reimbursement			-2.8%

Total adjustments to reported gross margin percentage	0.1%	0.4%	-2.1%

Adjusted gross margin percentage	21.6%	18.3%	18.1%

CTS Corporation
Reconciliation of Operating Earnings (Loss) to Adjusted Operating Earnings (Loss)
($ in millions)

	2004	2003	2002			Full Year
	Q2	Q3	Q3	Q2	Q1	2003	2002	2001
Operating earnings (loss)	$10.6	$(0.7)	$(16.5)	$(1.5)	$0.2	$13.8	$(14.8)	$(48.5)
Charges (credits) to reported operating earnings (loss):
Restructuring and asset impairment charges		4.6	18.3			4.6	18.3	40.0
Restructuring-related, one-time charges			0.1	0.4	0.8		1.3	10.7
Customer reimbursement					(3.1)		(3.1)
Gain on sale of excess land in Canada	(2.7)
Acquired in-process research and development

Total adjustments to reported operating earnings (loss)	(2.7)	4.6	18.4	0.4	(2.3)	4.6	16.5	50.7

Adjusted operating earnings (loss)	$7.9	$3.9	$1.9	$(1.1)	$(2.1)	$18.4	$1.7	$2.2

Adjusted operating earnings (loss) as a % of sales	5.7%	3.6%	1.7%	-0.9%	-1.9%

CTS Corporation
Reconciliation of Net Earnings (Loss) to Adjusted Net Earnings (Loss)
($ in millions)

	2004	2003	2002			Full Year
	Q2	Q3	Q3	Q2	Q1	2003	2002	2001
Net earnings (loss)	$6.9	$6.1	$(13.8)	$(2.7)	$(1.9)	$12.6	$(17.9)	$(45.4)
Charges (credits) to reported net earnings (loss):
Restructuring and asset impairment charges		4.6	18.3			4.6	18.3	40.0
Restructuring-related, one-time charges			0.1	0.4	0.8		1.3	10.7
Customer reimbursement					(3.1)	—	(3.1)
Gain on sales of excess land in Canada	(2.7)
Acquired in-process research and development

Total adjustments to reported net earnings (loss)	(2.7)	4.6	18.4	0.4	(2.3)	4.6	16.5	50.7
Total adjustments, tax affected	(2.1)	3.4	13.8	0.3	(1.7)	3.4	12.4	38.1
Reversal of tax reserve		(7.9)				(7.9)

Adjusted net earnings (loss)	$4.8	$1.6	$0.0	$(2.4)	$(3.6)	$8.1	$(5.5)	$(7.3)

CTS Corporation
Reconciliation of Earnings Per Share to Adjusted Earnings Per Share

	2004	2003	2002			Full Year
	Q2	Q3	Q3	Q2	Q1	2003	2002	2001
Earnings per share	$0.19	$0.17	$(0.41)	$(0.08)	$(0.06)	$0.36	$(0.54)	$(1.61)
Tax affected charges (credits) to reported earnings per share:
Restructuring and asset impairment charges			0.41				0.42
Restructuring-related, one-time charges		0.10		0.01	0.02	0.10	0.03	1.07
Customer reimbursement					(0.07)		(0.07)	0.28
Acquired in-process research and development
Gain on sale of excess land in Canada	(0.06)

Total tax affected adjustments to reported earnings per share	(0.06)	0.10	0.41	0.01	(0.05)	0.10	0.38	1.35
Reduction of tax reserve earnings per share adjustment		(0.22)				(0.23)

Adjusted earnings per share	$0.13	$0.05	$—	$(0.07)	$(0.11)	$0.23	$(0.16)	$(0.26)

CTS Corporation
ADJUSTED EBITDA
($ in millions)

	2004		2003				2002				Full Year
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2003	2002	2001	2000
Net earnings (loss)	$6.9	$2.5	$3.9	$6.1	$2.0	$0.6	$0.5	$(13.8)	$(2.7)	$(1.9)	$12.6	$(17.9)	$(45.4)	$83.8
Depreciation and amortization expense	6.7	7.3	8.1	8.2	8.5	8.8	10.0	10.6	11.6	11.2	33.6	43.4	51.7	44.3
Interest expense	1.6	1.5	1.7	2.1	1.9	1.9	2.5	2.2	2.9	2.6	7.6	10.2	12.8	13.1
Tax expense (benefit)	2.0	0.9	1.3	(8.5)	0.7	0.2	0.2	(4.6)	(0.9)	(0.6)	(6.3)	(5.9)	(15.1)	32.4

EBITDA	$17.2	$12.2	$15.0	$7.9	$13.1	$11.5	$13.2	$(5.6)	$10.9	$11.3	$47.5	$29.8	$4.0	$173.6

Charges (credits) to reported EBITDA:
Restructuring and asset impairment charges	—	—		4.6		—	—	18.3	—	—		18.3	40.0	—
Restructuring-related, one-time charges							—	0.1	0.4	0.8	—	1.3	10.7	—
Gain on sale of excess land in Canada	(2.7)										4.6	—	—	—
Gain on sale of excess land in Canada	—	—				—					—

Total adjustments to reported EBITDA	(2.7)	—	—	4.6	—	—	—	18.4	0.4	0.8	4.6	19.6	50.7	—

Adjusted EBITDA	$14.5	$12.2	$15.0	$12.5	$13.1	$11.5	$13.2	$12.8	$11.3	$12.1	$52.1	$49.4	$54.7	$173.6

Adjusted EBITDA % of Sales	10.5%	10.0%	11.4%	11.5%	11.2%	10.9%	11.3%	11.5%	9.6%	10.7%

CTS Corporation
Free Cash Flow
($ in millions)

	2004		2003				2002				Full Year
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2003	2002	2001	2000
Cash flows provided from (used by) operations	$11.5	$(6.8)	$9.6	$8.6	$(1.3)	$8.2	$5.3	$14.4	$2.0	$0.7	$25.1	$22.4	$65.8	$110.8
Cash flows provided from (used by) investing activities	2.9	9.9	(2.8)	(1.6)	(2.3)	1.6	(0.9)	(2.9)	(1.7)	(4.5)	(5.1)	(10.0)	(66.9)	(126.3)

Free cash flow	$14.4	$3.1	$6.8	$7.0	$(3.6)	$9.8	$4.4	$11.5	$0.3	$(3.8)	$20.0	$12.4	$(1.1)	$(15.5)

CTS Corporation
Definition of Financial Terms — “Total Debt to Capitalization”
($ in millions)

	2004	2004	2003				2002				2001	2000
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q4
Notes payable	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1.4	$—	$7.4
Current portion of long-term debt	—	—	—	—	—	18.2	28.4	—	—	12.5	27.5	10.0
Long-term debt	85.0	81.2	75.9	81.0	85.3	67.0	67.0	103.5	120.0	106.2	125.0	178.0

Total debt	85.0	81.2	75.9	81.0	85.3	85.2	95.4	103.5	120.0	120.1	152.5	195.4
Total shareholders’ equity	302.7	296.4	294.2	285.6	268.7	264.3	265.0	263.5	276.0	271.0	242.9	246.4

Total capitalization	$387.7	$377.6	$370.1	$366.6	$354.0	$349.5	$360.4	$367.0	$396.0	$391.1	$395.4	$441.8

Total debt to capitalization	22%	22%	21%	22%	24%	24%	26%	28%	30%	31%	39%	44%

CTS Corporation
Definition of Financial Terms — “Adjusted Working Capital as a Percentage of Annualized Sales"
($ in millions)

	2004		2003				2002				2001	2000
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q4
Current assets	$212.0	$190.8	$164.7	$164.4	$153.8	$145.8	$152.3	$174.8	$189.2	$187.4	$200.7	$305.7
Current liabilities	107.9	110.8	95.7	93.0	102.5	120.9	134.5	100.7	104.3	127.0	153.9	202.9

Working capital	104.1	80.0	69.0	71.4	51.3	24.9	17.8	74.1	84.9	60.4	46.8	102.8

Adjustments to working capital:
Cash	(48.2)	(32.9)	(25.3)	(19.6)	(6.7)	(7.7)	(9.2)	(11.6)	(15.0)	(7.6)	(13.2)	(20.6)
Notes payable	—	—	—	—	—	—	—	—	—	1.4	—	7.4
Current portion of long-term debt	—	—	—	—	—	18.2	28.4	—	—	12.5	27.5	10.0

Total adjustments to working capital	(48.2)	(32.9)	(25.3)	(19.6)	(6.7)	10.5	19.2	(11.6)	(15.0)	6.3	14.3	(3.2)

Adjusted working capital	$55.9	$47.1	$43.7	$51.8	$44.6	$35.4	$37.0	$62.5	$69.9	$66.7	$61.1	$99.6

Quarterly sales	137.6	122.1	$132.0	$108.5	$116.7	$105.8	$116.5	$111.0	$117.7	$112.6	$125.8	$233.4
Multiplied by 4	4	4	4	4	4	4	4	4	4	4	4	4

Annualized sales	$550.4	$488.4	$528.0	$434.0	$466.8	$423.2	$466.0	$444.0	$470.8	$450.4	$503.2	$933.6

Adjusted working capital as a percentage of annualized sales	10.2%	9.6%	8.3%	11.9%	9.6%	8.4%	7.9%	14.1%	14.8%	14.8%	12.1%	10.7%

CTS Corporation
Definition of Financial Terms — “Controllable Working Capital as a Percentage of Total Sales"
($ in millions)

Controllable working capital is defined as accounts receivable plus inventories less accounts payable.

	Full Year
	2003	2002	2001	2000	1999	1998	1997
Accounts receivable	$72.3	$63.8	$81.6	$145.9	$124.7	$47.0	$51.3
Inventories	31.9	36.3	50.1	104.3	78.9	33.3	34.7
Accounts payable	(52.3)	(44.5)	(50.8)	(100.4)	(68.3)	(17.4)	(22.6)

Controllable working capital	$51.9	$55.6	$80.9	$149.8	$135.3	$62.9	$63.4

Total Sales	$463.0	$457.8	$577.7	$866.5	$677.1	$370.4	$390.6
Controllable working capital as a percentage of annualized sales	11.2%	12.1%	14.0%	17.3%	20.0%	17.0%	16.2%

	2004
	Q2	Q1
Accounts receivable	$82.6	$83.6
Inventories	44.5	38.7
Accounts payable	(64.4)	(59.1)

Controllable working capital	$62.7	$63.2

Quarterly sales	137.6	122.1
Multiplied by 4	4	4

Annualized sales	$550.4	$488.4
Controllable working capital as a percentage of annualized sales	11.4%	12.9%

CTS Corporation
Definition of Financial Terms —
Return on Assets by Segment
($ in millions)

		Components	Consolidated
	EMS	& Sensors	CTS
For the year ending December 31, 2003:
Net sales to external customers	$210.1	$252.9	$463.0
Consolidated operating earnings			13.8
Plus: restructuring and impairment charges			4.6

Segment operating earnings	$11.0	$7.4	$18.4

Operating earnings as a percentage of sales	5.2%	2.9%	4.0%

Total assets at December 31, 2003	$83.5	$398.8	$482.3
Cash at December 31, 2003	4.3	21.1	25.3

Total assets excluding cash at December 31, 2003	$79.2	$377.7	$456.9

Total assets at December 31, 2002	$70.4	$419.6	$490.0
Cash at December 31, 2002	4.1	5.1	9.2

Total assets excluding cash at December 31, 2002	$66.3	$414.5	$480.8

Average assets excluding cash	$72.8	$396.1	$468.9

Asset turns	2.9	0.6	1.0

Return on Assets by Segment	15%	2%	4%